                AmeriCredit Automobile Receivables Trust 1997-B
                     Class A-1 5.790% Asset Backed Notes
                     Class A-2 6.360% Asset Backed Notes
                     Class A-3 6.670% Asset Backed Notes
                            Servicer's Certificate

This Servicer's Certificate has been prepared pursuant to Section 4.9 of the Sale and Servicing Agreement among AmeriCredit Automobile Receivables Trust 1997-B, as Issuer, AmeriCredit Financial Services, Inc., as Servicer, AFS Funding Corp., as Seller, and LaSalle National Bank, as Backup Servicer and Trust Collateral Agent, dated as of May 1, 1997. Defined terms have the meanings assigned to them in the Sale and Servicing Agreement or in other Transaction Documents.

The undersigned hereby certifies that no Trigger Event has occurred on the related Determination Date and that, to the knowledge of the Servicer, no Insurance Agreement Event of Default has occurred.

Monthly Period Beginning:     10/01/97
Monthly Period Ending:        10/31/97

I.   MONTHLY PERIOD RECEIVABLES PRINCIPAL BALANCE CALCULATION:

     A.  Beginning of period Aggregate Principal Balance                                                           $227,043,292
                                                                                                                   ------------

     B.  Purchase of Subsequent Receivables                                                                                   0
                                                                                                                   ------------

     C.  Monthly Principal Amounts

          (1) Collections on Receivables outstanding
               at end of period                                                         6,189,456
                                                                                       ----------
          (2) Collections on Receivables paid off
               during period                                                            1,537,896
                                                                                       ----------
          (3) Receivables becoming Liquidated Receivables
               during period                                                            3,100,325
                                                                                       ----------
          (4) Receivables becoming Purchased Receivables
               during period
                                                                                       ----------
          (5) Cram Down Losses occurring during period
                                                                                       ----------
          (6) Other Receivables adjustments                                                18,380
                                                                                       ----------
          (7) Less amounts allocable to Interest                                       (3,457,917)
                                                                                       ----------

          Total Monthly Principal Amounts                                                                             7,388,140
                                                                                                                   ------------

     D.   End of period Aggregate Principal Balance                                                                $219,655,152
                                                                                                                   ------------
                                                                                                                   ------------

     E.   Pool Factor                                                                                                 87.862066%
                                                                                                                   ------------
                                                                                                                   ------------

II.  MONTHLY PERIOD NOTE BALANCE CALCULATION:

                                                                      Class A-1      Class A-2      Class A-3         TOTAL
                                                                      ---------      ---------      ---------         -----
     A.   Beginning of period Note Balance                           $36,131,147    $96,250,000    $85,750,000     $218,131,147
                                                                     ----------------------------------------------------------
     B.   Noteholders' Principal Distributable Amount                  7,388,140              0              0        7,388,140
     C.   Noteholders' Accelerated Principal Amount                      112,832              0              0          112,832
     D.   Accelerated Payment Amount Shortfall                           672,839              0              0          672,839
     E.   Note Prepayment Amount                                               0              0              0                0
                                                                     ----------------------------------------------------------

     F.   End of period Note Balance                                 $27,957,336    $96,250,000    $85,750,000     $209,957,336
                                                                     ----------------------------------------------------------
                                                                     ----------------------------------------------------------

     G.   Note Pool Factors                                            41.113729%    100.000000%    100.000000%       83.982934%
                                                                     ----------------------------------------------------------
                                                                     ----------------------------------------------------------

III.  RECONCILIATION OF PRE-FUNDING ACCOUNT:

      A.  Beginning of period Pre-Funding Account balance                                                            $0
                                                                                                             ----------
      B.  Purchase of Subsequent Receivables                                                          0
                                                                                            -----------
      C.  Investment Earnings                                                                         0
                                                                                            -----------
      D.  Investment Earnings Transfer to Collections Account                                         0
                                                                                            -----------
      E.  Payment of Mandatory Prepayment Amount                                                      0
                                                                                            -----------
                                                                                                                      0
                                                                                                             ----------
      F.  End of period Pre-Funding Account balance                                                                  $0
                                                                                                             ----------
                                                                                                             ----------

IV.   CALCULATION OF PRINCIPAL DISTRIBUTABLE AMOUNT

      A.  Total Monthly Principal Amounts                                                                    $7,388,140
                                                                                                             ----------
      B.  Required Pro-forma Security Balance                                               197,689,637
                                                                                            -----------
      C.  Pro-forma Security Balance (Assuming 100% Paydown of Total Monthly
           Principal Amounts)                                                               210,743,007
                                                                                            -----------
      D.  Step-down Amount  (B.- C.)                                                                                  0
                                                                                                             ----------
      E.  Principal Distributable Amount  (A.- D.)                                                           $7,388,140
                                                                                                             ----------
                                                                                                             ----------


V.    RECONCILIATION OF CAPITALIZED INTEREST ACCOUNT:

      A.  Beginning of period Capitalized Interest  Account balance                                                  $0
                                                                                                             ----------
      B.  Monthly Capitalized Interest Amount                                                         0
                                                                                            -----------
      C.  Investment Earnings                                                                         0
                                                                                            -----------
      D.  Investment Earnings Transfer to Collections Account                                         0
                                                                                            -----------
      E.  Payment of Overfunded Capitalized Interest Amount                                           0
                                                                                            -----------
      F.  Payment of Remaining Capitalized Interest Account                                           0
                                                                                            -----------

                                                                                                                      0
                                                                                                             ----------
      G.  End of period Capitalized Interest Account balance                                                         $0
                                                                                                             ----------
                                                                                                             ----------

VI.   RECONCILIATION OF COLLECTION ACCOUNT:

      A.  Available Funds:

           (1) Collections on Receivables during period
                (net of Liquidation Proceeds)                                                $7,727,352
                                                                                            -----------
           (2) Liquidation Proceeds collected during period                                   1,391,260
                                                                                            -----------
           (3) Purchase Amounts deposited in Collection Account
                                                                                            -----------
           (4) (a) Investment Earnings - Collection Account                                      26,078
                                                                                            -----------
               (b) Investment Earnings - Transfer From Prefunding Account                             0
                                                                                            -----------
               (c) Investment Earnings - Transfer From Capitalized Interest Account                   0
                                                                                            -----------
           (5) Collection of Supplemental Servicing Fees                                        117,359
                                                                                            -----------
           (6) Monthly Capitalized Interest Amount                                                    0
                                                                                            -----------
           (7) Mandatory Prepayment Amount
                                                                                            -----------

           Total Available Funds                                                                              9,262,049
                                                                                                             ----------

      B.  Distributions:

           (1) Base Servicing Fee and Supplemental Servicing Fees                               537,389
                                                                                            -----------
           (2) Agent fees                                                                         7,176
                                                                                            -----------
           (3) Noteholders' Interest Distributable Amount
               (a) Class A - 1                                                                  168,522
                                                                                            -----------
               (b) Class A - 2                                                                  510,125
                                                                                            -----------
               (c) Class A - 3                                                                  476,627
                                                                                            -----------

           (4) Noteholders' Principal Distributable Amount
               (a) Class A - 1                                                                7,388,140
                                                                                            -----------
               (b) Class A - 2                                                                        0
                                                                                            -----------
               (c) Class A - 3                                                                        0
                                                                                            -----------

           (5) Security Insurer Premiums                                                         61,238
                                                                                            -----------

           Total distributions                                                                                9,149,217
                                                                                                             ----------
      C.  Excess Available Funds  (or Deficiency Claim Amount )                                                 112,832
                                                                                                             ----------

      D.  Noteholders' Accelerated Principal Amount                                                            (112,832)
                                                                                                             ----------

      E.  Deposit to Spread Account                                                                                  $0
                                                                                                             ----------
                                                                                                             ----------

VlI. CALCULATION OF ACCELERATED PRINCIPAL AMOUNT

     A.   Excess Available Funds (VI.C.)                                                 $    112,832
                                                                                         ------------
     B.   Pro Forma Security Balance (II.A.-II.B.)                                        210,743,007
                                                                                         ------------
     C.   Required Pro Forma Security Balance (90% x (I.D.+III.F.)                        197,689,637
                                                                                         ------------
     D.   Excess of Pro Forma Balance over Required Balance (B.-C.)                        13,053,370
                                                                                         ------------
     E.   End of Period Class A-1 Note Balance                                             28,743,007
                                                                                         ------------
     F.   Greater of D. or E.                                                              28,743,007
                                                                                         ------------
     G.   Accelerated Principal Amount (lesser of A. or F.)                                               $    112,832
                                                                                                          ------------
VIII. CALCULATION OF ACCELERATED PAYMENT AMOUNT SHORTFALL

     A.   Pro Forma Security Balance                                                     $210,743,007
                                                                                         ------------
     B.   Required Pro Forma Security Balance                                             197,689,637
                                                                                         ------------
     C.   Excess of Pro Forma Balance over Required Balance (A.-B.)                        13,053,370
                                                                                         ------------
     D.   End of Period Class A-1 Note Balance                                             28,743,007
                                                                                         ------------
     E.   Greater of C. or D.                                                              28,743,007
                                                                                         ------------
     F.   Excess Available Funds (VI.C.)                                                      112,832
                                                                                         ------------
     G.   Investment Earnings on Collection Account                                            26,078
                                                                                         ------------
     H.   Accelerated Payment Amount Shortfall (E.- F.+G.)                                                $ 28,656,253
                                                                                                          ------------

IX. RECONCILIATION OF SPREAD ACCOUNT:

     A.   Beginning of period Spread Account balance                                                      $ 18,163,463
                                                                                                          ------------
     B.   Additions to Spread Account
          (1)  Deposits from Collections Account (VI. E.)                                           0
                                                                                         ------------
          (2)  Investment Earnings                                                             81,788
                                                                                         ------------
          (3)  Deposits Related to Subsequent Receivables Purchases                                 0
                                                                                         ------------
          Total Additions                                                                                       81,788
                                                                                                          ------------
     C.   Spread Account balance prior to withdrawals                                                       18,245,251
                                                                                                          ------------
     D.   Requisite Amount of Spread Account
          (1)  Initial Spread Account Deposit                                            $ 15,000,000
                                                                                         ------------
          (2)  Subsequent Spread Account Deposits                                           4,999,999
                                                                                         ------------
          (3)  Total Initial & Subsequent Spread Account Deposits (1)+(2)                  19,999,999
                                                                                         ------------
          (4)  8% of end of period Aggregate Principal Balance                             17,572,412
                                                                                         ------------
          (5)  $100,000                                                                       100,000
                                                                                         ------------
          (6)  2% of Original Pool Balance                                                  5,000,000
                                                                                         ------------
          (7)  End of period Note Balance (before accel. principal shortfall calc)        210,630,175
                                                                                         ------------
          (8)  Lesser of (6) or (7)                                                         5,000,000
                                                                                         ------------
          (9)  Greater of (5) or (8)                                                        5,000,000
                                                                                         ------------
         (10)  Aggregate Principal Balance                                                219,655,152
                                                                                         ------------
         (11)  End of period Note Balance (before accel. principal
                 shortfall calc)                                                          210,630,175
                                                                                         ------------
         (12)  Line (10) less line (11)                                                     9,024,977
                                                                                         ------------
         (13)  OC level (12)/(10), Maximum 10%                                                  4.11%
                                                                                         ------------
         (14)  13% less OC level, if OC level is greater than 5%                                  n/a
                                                                                         ------------
         (15)  Percent in (13) or (14)) x End of period Aggregate
                 Principal Balance                                                                n/a
                                                                                         ------------
         (16)  15% of end of period Aggregate Principal Balance
                 if Trigger Date                                                                  n/a
                                                                                         ------------
          Requisite Amount of Spread Account (either (3),(4), (9),
            (15), or (16) as applicable)                                                                    17,572,412
                                                                                                          ------------
     E.   Withdrawals from Spread Account
          (1)  Priority First - Deficiency Claim Amount
                                                                                         ------------
          (2)  Priority Second through Third
                                                                                         ------------
          (3)  Priority Fourth - Accelerated Payment Amount Shortfall       28,656,253
                                                                          ------------
               Accelerated Payment Amount Shortfall in Excess
                of Requisite Amount                                                           672,839
                                                                                         ------------
          (4)  Priority Fifth through Sixth
                                                                                         ------------
          (5)  Priority Seventh - to Servicer                                                       0
                                                                                         ------------
          Total withdrawals                                                                                    672,839
                                                                                                          ------------
     F.   End of period Spread Account balance                                                            $ 17,572,412
                                                                                                          ------------

X.    PERFORMANCE TESTS:

      A.  Delinquency Ratio
           (1) Receivables with Scheduled Payment
                delinquent more than 60 days
                at end of period                                                        $6,490,965
                                                                                       -----------
           (2) Purchased Receivables with Scheduled
                Payment delinquent more than 60
                days at end of period
                                                                                       -----------
           (3) Beginning of period Principal Balance                                   227,043,292
                                                                                       -----------
           (4) Delinquency Ratio (1)+(2) divided by (3)                                                         2.86%
                                                                                                          ----------
           (5) Previous Monthly Period Delinquency Ratio                                                        2.61%
                                                                                                          ----------
           (6) Second previous Monthly Period Delinquency Ratio                                                 2.38%
                                                                                                          ----------
           (7) Average Delinquency Ratio (4)+(5)+(6)
                divided by 3                                                                                    2.62%
                                                                                                          ----------
           (8) Compliance (Delinquency Test Failure is a
                Delinquency Ratio equal to or greater than 5.00%)                                                yes
                                                                                                          ----------

      B.  Cumulative Default Rate
           (1) Defaulted Receivables in Current Period                                  $3,366,130
                                                                                       -----------
           (2) Cumulative Defaulted Receivables Including
                Defaulted Receivables in Current Period                                 13,352,388
                                                                                       -----------
           (3) Original Pool Balance                                                   249,999,985
                                                                                       -----------
           (4) Cumulative Default Rate (2) divided by (3)                                                       5.34%
                                                                                                          ----------
           (5) Compliance (Default Test Failure is a Cumulative
                Default Rate equal to or greater than 8.74%.)                                                    yes
                                                                                                          ----------

      C.  Cumulative Net Loss Rate
           (1) Receivables becoming Liquidated Receivables during period                $3,100,325
                                                                                       -----------
           (2) Purchased Receivables with Scheduled
                Payment delinquent more than 30 days at end of period
                                                                                       -----------
           (3) Cram Down Losses occurring during period
                                                                                       -----------
           (4) Liquidation Proceeds collected during period                            (1,391,260)
                                                                                       -----------
           (5) Net Losses during period (1)+(2)+(3)-(4)                                  1,709,065
                                                                                       -----------
           (6) Net Losses since Initial Cut-off Date (Beginning of Period)               3,325,075
                                                                                       -----------
           (7) 50% of Receivables with Scheduled Payment delinquent
                more than 90 days at end of period                                       2,226,198
                                                                                       -----------
           (8) Original Aggregate Principal Balance plus Pre-Funded Amount as of
                the Closing Date                                                       250,000,000
                                                                                       -----------
           (9) Cumulative Net Loss Rate (5)+(6)+(7)
                divided by (8)                                                                                  2.90%
                                                                                                          ----------
          (10) Compliance (Net Loss Test Failure is a
                Net Loss Rate equal to or greater than 5.00%.)                                                   yes
                                                                                                          ----------

      D.  Extension Rate
           (1) Principal Balance of Receivables extended during current period           3,128,549
                                                                                       -----------
           (2) Beginning of Period Aggregate Principal Balance                         227,043,292
                                                                                       -----------
           (3) Extension Rate (1) divided by (2)                                                                1.38%
                                                                                                          ----------
           (4) Previous Monthly Extension Rate                                                                  0.54%
                                                                                                          ----------
           (5) Second previous Monthly Extension Rate                                                           0.19%
                                                                                                          ----------
           (6) Average Extension Rate (3)+(4)+(5)
                divided by 3                                                                                    0.70%
                                                                                                          ----------
           (7) Compliance (Extension Test Failure is an
                Extension Rate equal to or greater than 4%.)                                                     yes
                                                                                                          ----------

XI.   DELINQUENCY:

      A.  Receivables with Scheduled Payment delinquent
           (1) 31-60 days                                                 #          1,612     $17,203,588      7.58%
                                                                           -----------------------------------------
           (2) 61-90 days                                                              434       4,650,521      2.05%
                                                                           -----------------------------------------
           (3) over 90 days                                                            182       1,840,444      0.81%
                                                                           -----------------------------------------

          Receivables with Scheduled Payment delinquent
           more than 30 days at end of period                                        2,228     $23,694,553     10.44%
                                                                           -----------------------------------------
                                                                           -----------------------------------------

XII.  MONTHLY PERIOD NUMBER OF RECEIVABLES CALCULATION:

      A.  Beginning of period number of Receivables                                                           20,149
                                                                                                          ----------
      B.  Number of Subsequent Receivables Purchased                                                               0
                                                                                                          ----------
      C.  Number of Receivables becoming Liquidated
           Receivables during period                                                                             303
                                                                                                          ----------
      D.  Number of Receivables becoming Purchased
           Receivables during period
                                                                                                          ----------
      E.  Number of Receivables paid off during period                                                           156
                                                                                                          ----------
      F.  End of period number of Receivables                                                                 19,690
                                                                                                          ----------
                                                                                                          ----------

XIII. STATISTICAL DATA:

      A.  Weighted Average APR of the Receivables                                                              19.86%
                                                                                                          ----------
      B.  Weighted Average Remaining Term of the Receivables                                                   48.24
                                                                                                          ----------
      C.  Average Receivable Balance                                                                         $11,156
                                                                                                          ----------
      D.  Aggregate Realized Losses                                                                       $5,034,140
                                                                                                          ----------


AmeriCredit Financial Services, Inc.


By:
        ---------------------------------------
Name:   Daniel E. Berce
        ---------------
Title:  Vice Chairman & Chief Financial Officer
        ---------------------------------------
Date:   November 5, 1997
        ----------------